                                      AMENDMENT

                                         TO

                              STOCK PURCHASE AGREEMENT



The Stock Purchase agreement dated as of February 27, 1998, by Henry Company, a California corporation ("Buyer") and the individuals listed on Schedule A thereto ("Sellers"), is hereby amended as follows:

          Section 2.3 is hereby amended to read as follows:

          "2.3  CLOSING:

          The purchase and sale (the "Closing") provided for in this Agreement will occur at the offices of Munger, Tolles & Olson as soon as possible following the satisfaction of all conditions hereto but not later than April 24, 1998."

          Section 9.1(d) is hereby amended to replace "April 7, 1998" with "April 24, 1998."

          IN WITNESS WHEREOF, the parties have executed and delivered this Amendment to Stock Purchase Agreement as of the date first written above.

                                   BUYER:

                                   HENRY COMPANY, a California corporation


                                   By:   /s/ Richard B. Gordinier
                                        -----------------------------------
                                   Its:      President
                                        -----------------------------------



                                   SELLERS:
                                   /s/ Joseph Mooney, Jr.
                                   ----------------------------------------
                                   Joseph T.  Mooney, Jr.

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                                   /s/ E. P. Mooney
                                   ----------------------------------------
                                   Edward P.  Mooney

                                           *
                                   ----------------------------------------
                                   James F.  Stewart

                                           *
                                   ----------------------------------------
                                   Larry A.  Karasiuk

                                           *
                                   ----------------------------------------
                                   Joseph T.  Mooney III

                                           *
                                   ----------------------------------------
                                   Charles J.  Mooney

                                           *
                                   ----------------------------------------
                                   Stephen E.  Mooney

                                           *
                                   ----------------------------------------
                                   James E.  Mooney

                                           *
                                   ----------------------------------------
                                   Lisa M.  Brock

                                           *
                                   ----------------------------------------
                                   Patricia A.  Dever

                                           *
                                   ----------------------------------------
                                   Edward P.  Mooney, Jr.

                                           *
                                   ----------------------------------------
                                   Susan S.  Bruce

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                                           *
                                   ----------------------------------------
                                   Michael J.  Mooney

                                           *
                                   ----------------------------------------
                                   Maureen Mooney

                                           *
                                   ----------------------------------------
                                   Luke A.  Mooney

                                   Canadian Venture Capital

                                   By:           *
                                        -----------------------------------
                                       Its:      *
                                            -------------------------------

                                           *
                                   ----------------------------------------
                                   Kathleen A.  Stewart

                                           *
                                   ----------------------------------------
                                   James R.  M.  Stewart

                                           *
                                   ----------------------------------------
                                   Mark J.  C.  Stewart

                                           *
                                   ----------------------------------------
                                   Barbara Karasiuk

                                           *
                                   ----------------------------------------
                                   Yves Pare

                                           *
                                   ----------------------------------------
                                   Lionel Borenstein

                                           *
                                   ----------------------------------------
                                   Manfred Sassner

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                                   Waywell Management


                                   By:         *
                                       ------------------------------------
                                   Its:        *
                                        -----------------------------------

                                           *
                                   ----------------------------------------
                                   Robert S.  Zalkowitz



______________

     * By Power of Attorney, a copy of which is attached.


/s/ Joseph Mooney, Jr.      ,  as attorney in fact
----------------------------
Joseph T. Mooney, Jr.

/s/ E. P. Mooney            ,  as attorney in fact
----------------------------
Edward P. Mooney